SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2003




                          FIRST SECURITY BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

        Kentucky                       000-49781                 61-1364206
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
  of Incorporation)                                          Identification No.)

 318 East Main Street, Lexington, Kentucky                          40507
 (Address of Principal Executive Offices)                         (Zip Code)

 Registrant's telephone number, including area code: (859) 367-3700


                                 Not Applicable
--------------------------------                  ---------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events and Required FD Disclosure

The employment of Ben A. New, Chief Financial Officer of First Security Bancorp, Inc. and Vice-President of First Security Bank of Lexington, Inc., was terminated effective March 2, 2003 in light of Mr. New's expressed intention of assisting in the organization (and if organized, serving as the President) of a new Kentucky state bank in Georgetown, Kentucky.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST SECURITY BANCORP, INC.


Date: March 2, 2003                      /s/ John S. Shropshire
                                           ----------------------
                                               John S. Shropshire
                                               President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)